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                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY

                             SUBORDINATION AGREEMENT

          THIS SUBORDINATION AGREEMENT (as amended, modified or supplemented from time to time, this "AGREEMENT"), dated as of November 25, 2002 made by each of the Borrower and each of its Subsidiaries party hereto (each, a "PARTY" and, together with any additional Subsidiary that becomes a Party to this Agreement pursuant to Section 7 hereof, the "PARTIES") and DEUTSCHE BANK TRUST COMPANY AMERICAS, as collateral agent (together with any successor collateral agent, the "COLLATERAL AGENT"), for the benefit of the Senior Creditors (as defined below). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement referred to below.

                              W I T N E S S E T H :
                              - - - - - - - - - -

          WHEREAS, RBS Global, Inc. ("HOLDINGS"), Rexnord Corporation (the "BORROWER"), the lenders party thereto from time to time (the "LENDERS"), Deutsche Bank Trust Company Americas, as Administrative Agent, General Electric Capital Corporation and Wachovia Bank, National Association, as Co-Documentation Agents, and Deutsche Bank Securities Inc. and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Joint Lead Arrangers and Joint Book Runners (the "Joint Lead Arrangers") (the Administrative Agent, together with the Collateral Agent, each other Agent and their respective successors and assigns, the "LENDER CREDITORS") have entered into a Credit Agreement, dated as of November 25, 2002, providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower, all as contemplated therein (as used herein, the term "CREDIT AGREEMENT" means the Credit Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreement, whether or not with the same agent, trustee, representative, lenders or holders, PROVIDED that, with respect to any agreement providing for the refinancing or replacement of indebtedness under the Credit Agreement, such agreement shall only be treated as, or as part of, the Credit Agreement hereunder if either (A) all obligations under the Credit Agreement being refinanced or replaced shall be paid in full at the time of such refinancing or replacement, and all commitments and letters of credit issued pursuant to the refinanced or replaced Credit Agreement shall have terminated in accordance with their terms or (B) the Required Lenders shall have consented in writing to the refinancing or replacement indebtedness being treated as indebtedness pursuant to the Credit Agreement);

          WHEREAS, the Borrower and one or more of its Subsidiaries may at any time and from time to time enter into one or more Interest Rate Protection Agreements (each such Interest Rate Protection Agreement, except to the extent expressly stated therein that the liabilities and indebtedness thereunder are not "Obligations" for the purposes of this Agreement, a "Covered Agreement" and, collectively, the "Covered Agreements") with one or more Lenders or any affiliate thereof (each such Lender or affiliate party to such a Covered Agreement, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any

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reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "OTHER CREDITORS" and, together with the Lender Creditors, the "SECURED CREDITORS");

          WHEREAS, pursuant to the Subsidiaries Guaranty, the Guarantors have jointly and severally guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to (x) the Credit Documents (as used herein, the term "CREDIT DOCUMENTS" shall have the meaning provided in the Credit Agreement and shall include any documentation executed and delivered in connection with any replacement or refinancing Credit Agreement), and (y) each Interest Rate Protection Agreement with one or more Other Creditors;

          WHEREAS, for certain extensions of Indebtedness to the Borrower and its Domestic Subsidiaries to be permitted under the Credit Agreement, this Agreement must be executed and delivered by the Parties hereto on the date hereof, and additional Subsidiaries after the date hereof;

          WHEREAS, pursuant to the Senior Subordinated Note Documents, the Borrower has issued the Senior Subordinated Notes and the Guarantors have guaranteed same on a senior subordinated basis;

          WHEREAS, each of the Parties hereto desires to execute this Agreement to satisfy the conditions described in the immediately preceding paragraph.

          NOW, THEREFORE, in consideration of the mutual premises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Parties and the Collateral Agent (for the benefit of the holders from time to time of Senior Indebtedness (as defined in Section 5 hereof)) hereby agree as follows:

          1. All Subordinated Debt (as defined in Section 5 hereof), is, and shall continue to be, subject and subordinate in right of payment to the prior payment in full, in cash, of all Senior Indebtedness to the extent, and in the manner, set forth herein. The foregoing shall apply, notwithstanding the availability of other collateral to the Senior Creditors (as defined in Section 5 hereof) or the actual date and time of execution, delivery, recordation, filing or perfection of any security interests granted with respect to the Senior Indebtedness, or the lien or priority of payment thereof, and in any instance wherein the Senior Indebtedness or any claim for the Senior Indebtedness is subordinated, avoided or disallowed, in whole or in part, under Title 11 of the United States Code (the "BANKRUPTCY CODE") or other applicable federal, foreign, state or local law. In the event of a proceeding, whether voluntary or involuntary, for insolvency, liquidation, reorganization, dissolution, bankruptcy or other similar proceeding pursuant to the Bankruptcy Code or other applicable federal, foreign, state or local law (each, a "BANKRUPTCY PROCEEDING"), the Senior Indebtedness shall include all interest accrued on the Senior Indebtedness, in accordance with and at the rates specified in the Senior Indebtedness, both for periods before and for periods after the commencement of any of such proceeding, even if the claim for such interest is not allowed pursuant to the Bankruptcy Code or other applicable law.

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          2.   Each Party (as a lender of any Subordinated Debt) hereby agrees that until all Senior Indebtedness has been repaid in full in cash:

          (a) (a) Such Party shall not, without the prior written consent of the Required Senior Creditors (as defined in Section 5 hereof), which consent may be withheld or conditioned in the Required Senior Creditors' sole discretion, commence, or join or participate in, any Enforcement Action (as defined in Section 5 hereof);

          (b) (b) in the event that (i) all or any portion of any Senior Indebtedness becomes due (whether at stated maturity, by acceleration or otherwise), (ii) any Event of Default under the Credit Agreement or any event of default under, and as defined in, any other Senior Indebtedness, then exists or would result from such payment on the Subordinated Debt, (iii) any Party receives any payment or prepayment of principal or interest, in whole or in part, of (or with respect to) the Subordinated Debt contrary to the terms of the Subordinated Debt or in violation of the terms of the Credit Agreement or any other Senior Indebtedness or (iv) any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, is made of all or any part of the property, assets or business of the Borrower or any of its Subsidiaries or the proceeds thereof, in whatever form, to any creditor or creditors of the Borrower or any of its Subsidiaries or to any holder of indebtedness of the Borrower, any of its Subsidiaries or by reason of any liquidation, dissolution or other winding up of the Borrower, any of its Subsidiaries or their respective business, or of any receivership or custodianship for the Borrower or any of its Subsidiaries or of all or substantially all of their respective property, or assignment for the benefit of creditors or of any Bankruptcy Proceeding, then, and in any such event, any payment or distribution of any kind or character, whether in cash, property or securities which shall be payable or deliverable with respect to any or all of the Subordinated Debt or which has been received by any Party shall be held in trust by such Party for the benefit of the Senior Creditors and shall forthwith be paid or delivered directly to the Senior Creditors for application to the payment of the Senior Indebtedness to the extent necessary to make payment in full in cash of all sums due under the Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution to the Senior Creditors, provided that any such payment or distribution may be made to any Qualified Credit Party during an event described in clause (ii) or (iv) above to the extent same is expressly permitted under the Credit Agreement and, in event, only if no Default under Section 9.01 or 9.05 or Event of Default under Section
9.01 or 9.05 exists at the time of such payment or distribution. In any such event, the Senior Creditors may, but shall not be obligated to, demand, claim and collect any such payment or distribution that would, but for these subordination provisions, be payable or deliverable with respect to the Subordinated Debt. In the event of the occurrence of any event referred to in clauses (i), (ii), (iii) or (iv) above and until the Senior Indebtedness shall have been fully paid in cash and satisfied and all of the obligations of the Borrower to the Senior Creditors have been performed in full, no payment of any kind or character (whether in cash, property, securities or otherwise) shall be made to or accepted by any Party in respect of the Subordinated Debt, except as otherwise permitted in the proviso contained in the second preceding sentence;

          (c) (c) if any Party shall acquire by indemnification, subrogation or otherwise, any lien, estate, right or other interest in any of the assets or properties of the Borrower or any of its Subsidiaries, that lien, estate, right or other interest shall be subordinate in right of payment to the Senior Indebtedness and the lien of the Senior Indebtedness as provided

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herein, and any Party hereby waives any and all rights it may acquire by subrogation or otherwise to any lien of the Senior Indebtedness or any portion thereof until such time as all Senior Indebtedness has been repaid in full in cash;

          (d) (d) no party shall pledge, assign, hypothecate, transfer, convey or sell any Subordinated Debt or any interest in any Subordinated Debt to any entity (other than pursuant to the Security Documents or to a Subsidiary of the Borrower that is a party hereto or who agrees in a writing delivered to the Administrative Agent to be subject to the terms hereof) without the prior written consent of the Administrative Agent (with the prior written consent of the Required Senior Creditors);

          (e) (e) after request by the Administrative Agent or the Required Senior Creditors, each Party shall within ten (10) Business Days furnish the Senior Creditors with a statement, duly acknowledged and certified setting forth the original principal amount of the loans evidencing the indebtedness of the Subordinated Debt, the unpaid principal balance, all accrued but unpaid interest and any other sums due and owing in connection therewith, the rate of interest, the monthly payments and that to the best knowledge of the lender of the respective Subordinated Debt there exists no defaults under the Subordinated Debt, or if any such defaults exist, specifying the defaults and the nature thereof;

          (f) (f) in the case any Bankruptcy Proceeding is commenced by or against the Borrower or any of its Subsidiaries, the Required Senior Creditors shall have the exclusive right to exercise any voting rights in respect of the claims of any Party against the Borrower or any of its Subsidiaries;

          (g) (g) if, at any time, all or part of any payment with respect to Senior Indebtedness theretofore made (whether by the Borrower or any other Person or by enforcement of any right of setoff or otherwise) is rescinded or must otherwise be returned by the holders of Senior Indebtedness for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Borrower or such other Persons), the subordination provisions set forth herein shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made;

          (h) (h) no Party shall object to the entry of any order or orders approving any cash collateral stipulations, adequate protection stipulations or similar stipulations executed by the Senior Creditors in any Bankruptcy Proceeding or any other proceeding under the Bankruptcy Code; and

          (i) (i) each Party waives any marshalling rights with respect to the Senior Creditors in any Bankruptcy Proceeding or any other proceeding under the Bankruptcy Code.

          3. Any payments made to, or received by, any Party in respect of any guaranty or security in support of the Subordinated Debt shall be subject to the terms of this Subordination Agreement and applied on the same basis as payments made directly by the obligor under such Subordinated Debt. To the extent that any Subsidiary of the Borrower (other than the respective obligor or obligors which are already Parties hereto) provides a guaranty or any security in support of any Subordinated Debt, the Party which is the lender of the respective

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Subordinated Debt will cause each such Person to become a Party hereto (if such
Person is not already a Party hereto) not later than the date of the execution and delivery of the respective guarantee or security documentation, PROVIDED that any failure to comply with the foregoing requirements of this Section 3 will have no effect whatsoever on the subordination provisions contained herein (which shall apply to all payments received with respect to any guarantee or security for any Subordinated Debt, whether or not the Person furnishing such guarantee or security is a Party hereto).

          4. Each Party hereby acknowledges and agrees that no payments will be accepted by it in respect of the Subordinated Debt (unless promptly turned over to the holders of Senior Indebtedness as contemplated by Section 2 above) to the extent such payments would be prohibited under any Senior Indebtedness.

          5. DEFINITIONS. As and in this Agreement, the terms set forth below shall have the respective meanings provided below:

          "BORROWER DEBT" shall mean all loans, advances and other Indebtedness owed by the Borrower to any Subsidiary of the Borrower.

          "CREDIT DOCUMENT OBLIGATIONS TERMINATION DATE" shall mean the first date after the Effective Date upon which all Commitments pursuant to the Credit Agreement have terminated (and no further Commitments can be provided pursuant to the terms thereof) and all Credit Document Obligations (as defined below) have been paid in full in cash.

          "ENFORCEMENT ACTION" shall mean any acceleration of all or any part of the Subordinated Debt, any foreclosure proceeding, the exercise of any power of sale, the obtaining of a receiver, the seeking of default interest, the suing on, or otherwise taking action to enforce the obligation of the Borrower or any of its Subsidiaries to pay any amounts relating to any Subordinated Debt, the exercising of any banker's lien or rights of set-off or recoupment, the institution of a Bankruptcy Proceeding against the Borrower or any of its Subsidiaries, or the taking of any other enforcement action against any asset or property of the Borrower or its Subsidiaries.

          "GUARANTOR DEBT" shall mean all loans, advances and other Indebtedness owed by any Guarantor to any Subsidiary of the Borrower.

          "OBLIGATION" shall mean any principal, interest, premium, penalties, fees, indemnities and other liabilities and obligations payable under the documentation governing any Senior Indebtedness (including, without limitation, all interest after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided in the governing documentation, whether or not such interest is an allowed claim in such proceeding).

          "REQUIRED SENIOR CREDITORS" shall mean (i) the Required Lenders at all times prior to the Credit Document Obligations Termination Date and (ii) after the Credit Document Obligations Termination Date, the holders of a majority of the outstanding Senior Indebtedness.

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          "SENIOR CREDITORS" shall mean all holders from time to time of any
     Senior Indebtedness and shall include, without limitation, the Lender Creditors, the Other Creditors and the holders of the Senior Subordinated Notes.

          "SENIOR INDEBTEDNESS" shall mean:

          (i) all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Credit Party at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), reimbursement obligations under Letters of Credit, fees, costs and indemnities) of each Credit Party to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which each Credit Party is a party (including, without limitation, in the event each Credit Party is a Guarantor, all such obligations, liabilities and indebtedness of each Credit Party under its Guaranty) and the due performance and compliance by each Credit Party with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Covered Agreements, being herein collectively called the "Credit Document Obligations");

               (ii) all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Credit Party at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Credit Party to the Other Creditors, now existing or hereafter incurred under, arising out of or in connection with any Covered Agreement, whether such Covered Agreement is now in existence or hereinafter arising (including, without limitation, in the case of a Credit Party that is a Guarantor, all obligations, liabilities and indebtedness of such Credit Party under its Guaranty in respect of the Covered Agreements), and the due performance and compliance by such Credit Party with all of the terms, conditions and agreements contained in each such Covered Agreement (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the "Other Obligations"); and

               (iii) all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Credit Party at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Credit Party to the holders from time to time of the Senior Subordinated Notes, now existing or hereafter incurred under, arising out of or in connection with any Senior Subordinated Note Documents (including, without limitation, all such obligations and liabilities under any

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     guarantees relating thereto) and the due performance and compliance by each
     Credit Party with the terms of each such Senior Subordinated Note Document.

          "SUBORDINATED DEBT" shall mean the principal of, interest on, and all other amounts owing from time to time in respect of all Borrower Debt and all Guarantor Debt (in each case, including without limitation pursuant to guarantees thereof or security therefor) at any time outstanding.

          6. Each Party agrees to be fully bound by all terms and provisions contained in this Agreement, both with respect to any Subordinated Debt (including any guarantees thereof and security therefor) owed to it, and with respect to all Subordinated Debt (including all guarantees thereof and security therefor) owing by it.

          7. It is understood and agreed that any Credit Party or any Subsidiary of the Borrower that is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of any Credit Agreement or other Senior Indebtedness shall become a Party hereunder by executing a counterpart hereof (or an assumption agreement in form and substance satisfactory to the Collateral Agent) and delivering same to the Collateral Agent.

          8. No failure or delay on the part of any party hereto or any holder of Senior Indebtedness in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

          9. Each Party hereto acknowledges that to the extent that no adequate remedy at law exists for breach of its obligations under this Agreement, in the event any Party fails to comply with its obligations hereunder, the Collateral Agent, the Administrative Agent or the holders of Senior Indebtedness shall have the right to obtain specific performance of the obligations of such defaulting Party, injunctive relief or such other equitable relief as may be available.

          10. Any notice to be given under this Agreement shall be in writing and shall be sent in accordance with the provisions of the Security Agreement.

          11. In the event of any conflict between the provisions of this Agreement and the provisions of the Subordinated Debt, the provisions of this Agreement shall prevail.

          12. No person other than the parties hereto, the Senior Creditors from time to time and their permitted successors and assigns as holders of the Senior Indebtedness shall have any rights under this Agreement.

          13. This Agreement may be executed in any number of counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          14. No amendment, supplement, modification, waiver or termination of this Agreement shall be effective unless such amendment, supplement, modification, waiver or

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termination was made in a writing signed by the Parties hereto and the
Collateral Agent (with the written consent of the Required Senior Creditors).

          15. In case any one or more of the provisions contained in this Agreement, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein, and any other application thereof, shall not in any way be affected or impaired thereby.

          16. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          17. This Agreement shall bind and inure to the benefit of the Collateral Agent, the Senior Creditors and each Party and their respective successors, permitted transferees and assigns.

                                      * * *

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     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                        RBS GLOBAL, INC.,
                                          as a Party


                                        By:                 /s/ Thomas Jansen
                                           -------------------------------------
                                           Name:
                                           Title:

                                        REXNORD CORPORATION,
                                          as a Party


                                        By:                 /s/ Thomas Jansen
                                           -------------------------------------
                                           Name:
                                           Title:

                                        RBS NORTH AMERICA, Inc.,
                                          as a Party


                                        By:                 /s/ Thomas Jansen
                                           -------------------------------------
                                           Name:
                                           Title:

                                        RBS ACQUISITION CORPORATION,
                                          as a Party


                                        By:                 /s/ Thomas Jansen
                                           -------------------------------------
                                           Name:
                                           Title:

                                        RAC - I, INC.,
                                          as a Party


                                        By:                 /s/ Thomas Jansen
                                           -------------------------------------
                                           Name:
                                           Title:

                                        RBS CHINA HOLDINGS, L.L.C.,
                                          as a Party

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                                          as a Party


                                        By:                 /s/ Thomas Jansen
                                           -------------------------------------
                                           Name:
                                           Title:

                                        REXNORD NORTH AMERICA
                                          HOLDINGS, INC.,
                                          as a Party


                                        By:                 /s/ Thomas Jansen
                                           -------------------------------------
                                           Name:
                                           Title:

                                        ADDAX, INC.,
                                          as a Party


                                        By:                 /s/ Thomas Jansen
                                           -------------------------------------
                                           Name:
                                           Title:

                                        BETZDORF CHAIN COMPANY, INC.,
                                          as a Party


                                        By:                 /s/ Thomas Jansen
                                           -------------------------------------
                                           Name:
                                           Title:

                                        CLARKSON INDUSTRIES, INC.,
                                          as a Party


                                        By:                 /s/ Thomas Jansen
                                           -------------------------------------
                                           Name:
                                           Title:

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                                        PT COMPONENTS, INC.,
                                          as a Party


                                        By:                 /s/ Thomas Jansen
                                           -------------------------------------
                                           Name:
                                           Title:

                                        PRAGER INCORPORATED,
                                          as a Party


                                        By:                 /s/ Thomas Jansen
                                           -------------------------------------
                                           Name:
                                           Title:

                                        REXNORD GERMANY - I INC.,
                                          as a Party


                                        By:                 /s/ Thomas Jansen
                                           -------------------------------------
                                           Name:
                                           Title:

                                        REXNORD INTERNATIONAL INC.,
                                          as a Party


                                        By:                 /s/ Thomas Jansen
                                           -------------------------------------
                                           Name:
                                           Title:

                                        REXNORD, LTD.,
                                          as a Party


                                        By:                 /s/ Thomas Jansen
                                           -------------------------------------
                                           Name:
                                           Title:

                                        REXNORD PUERTO RICO INC.,
                                          as a Party


                                        By:                 /s/ Thomas Jansen
                                           -------------------------------------
                                           Name:
                                           Title:

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                                        WINFRED BERG LICENSCO INC.,
                                          as a Party


                                        By:                 /s/ Thomas Jansen
                                           -------------------------------------
                                           Name:
                                           Title:

                                        W.M. BERG INC.,
                                          as a Party


                                        By:                 /s/ Thomas Jansen
                                           -------------------------------------
                                           Name:
                                           Title:

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Accepted and Agreed to:

DEUTSCHE BANK TRUST COMPANY
AMERICAS,
as Collateral Agent

By:                /s/
   ---------------------------------
Name:   Diane F. Rolfe
Title:  Vice President